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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 7, 2003

Commission                           Registrant, State of Incorporation            I.R.S. Employer
File Number                          Address and Telephone Number                  Identification No.

333-42427                            J. CREW GROUP, INC.                           22-2894486
---------                                                                          ----------

                                    (Incorporated in New York)
                                     770 Broadway
                                     New York, New York 10003
                                     Telephone: (212) 209-2500

333-42423                           J. CREW OPERATING CORP.                        22-3540930
---------                                                                          ----------

                                    (Incorporated in Delaware)
                                    770 Broadway
                                    New York, New York 10003
                                    Telephone: (212) 209-2500

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Item 5.    Other Events.


         On February 7, 2003, J. Crew Group (the "Company"), J. Crew Operating Corp. and certain subsidiaries thereof, and Congress Financial Corporation, as Agent and as Lender, entered into an Amendment No. 1 (the "Amendment No. 1") to the Loan and Security Agreement, dated December 23, 2002, among Operating and certain subsidiaries thereof, as Borrowers, the Company and certain subsidiaries thereof, as Guarantors, Wachovia Bank, National Association, as Arranger, Congress Financial Corporation, as Administrative Agent and Collateral Agent, and the Lenders thereto. A copy of the Amendment No. 1 is attached hereto as
Exhibit 10.1.

         On February 12, 2003, Scott Gilbertson, the Company and the Company's majority stockholder entered into a Stockholders' Agreement, a copy of which is attached hereto as Exhibit 4.1.

Item 7.  Exhibits.

         4.1 Stockholders' Agreement, dated February 12, 2003, between Scott Gilbertson, J. Crew Group, Inc. and TPG Partners II, L.P.

         10.1 Amendment No. 1, dated February 7, 2003, to Loan and Security Agreement between J. Crew Group, Inc., J. Crew Operating Corp. and certain subsidiaries thereof, and Congress Financial Corporation.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          J. CREW GROUP, INC.


                                          By    /s/ Scott M. Rosen
                                            ------------------------------------
                                            Name:  Scott M. Rosen
                                            Title:  Executive Vice-President
                                                    and Chief Financial Officer

Date:    February 14, 2003

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                                  EXHIBIT INDEX

Exhibit No.                Description

4.1 Stockholders' Agreement, dated February 12, 2003, between Scott Gilbertson, J. Crew Group, Inc. and TPG Partners II, L.P.

10.1 Amendment No. 1, dated February 7, 2003, to Loan and Security Agreement between J. Crew Group, Inc., J. Crew Operating Corp. and certain subsidiaries thereof, and Congress Financial Corporation.

                                       3